UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2012

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously reported in Reinsurance Group of America, Incorporated’s Current Report on Form 8-K furnished on March 9, 2012, the company announced that it will host a conference for institutional investors and analysts at The Plaza Hotel in New York City on Wednesday, March 14, from 8:30 a.m. to 12:30 p.m. Eastern Time. Copies of the slides used in the presentation will be available on the company’s web site at www.rgare.com (through the link on the Investor Relations page) and are attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following documents are filed as exhibits to this report:

99.1	Copy of slide presentation for RGA 2012 Investor Day

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: March 13, 2012	By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Copy of slide presentation for RGA 2012 Investor Day